SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 VENTURIAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 VENTURIAN CORP.
                            11111 EXCELSIOR BOULEVARD
                            HOPKINS, MINNESOTA 55343

                                 (612) 931-2500

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1998


                                     NOTICE

To the Holders of Common Stock of Venturian Corp.:

            The Annual Meeting of Shareholders of Venturian Corp. (the "Company") will be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota, on Wednesday, May 6, 1998 at 10:00 a.m. Minneapolis time, for the following purposes:

            1.          To elect two directors for a term of three years.

            2. To consider and act on such other business as may properly come before the meeting or any adjournment or adjournments thereof.

            The Company's Board of Directors has fixed the close of business on April 1, 1998 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

                               By Order of the Board of Directors



                               Morris M. Sherman
                               Secretary

April 7, 1998



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT
                                       OF
                                 VENTURIAN CORP.

               11111 EXCELSIOR BOULEVARD, HOPKINS, MINNESOTA 55343
                         TELEPHONE NUMBER (612) 931-2500

                                                     Mailing Date: April 7, 1998


                   ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 1998

            This Proxy Statement is furnished to shareholders of Venturian Corp. (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of shareholders to be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota 55343, on May 6, 1998 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

                           VOTING RIGHTS AND PROCEDURE

            Only holders of record of the Company's common stock at the close of business on April 1, 1998 are entitled to notice of and to vote at the annual meeting. As of said date, there were outstanding 753,289 shares of common stock. Each share is entitled to one vote at the meeting. Under the Company's bylaws, 33-1/3 percent of the outstanding shares are required to constitute a quorum at the meeting. The affirmative vote of a majority of the Common Shares present, in person or by proxy, and entitled to vote at the annual meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders. If a shareholder abstains from voting as to a matter, then the shares held by such shareholder shall be deemed present at the annual meeting for determining whether a quorum is present and for purposes of calculating the vote as to such matter, but will not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining whether a quorum is present but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                              ELECTION OF DIRECTORS

            The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's bylaws were amended in 1994 to provide for a Board of eight directors divided into classes of three, three and two directors, respectively. The directorships do not run concurrently. Each year the terms of one class of directors expire. Directors are elected to serve until the term of their class has expired and a successor is duly elected and qualified.

            At the annual meeting, directors will be elected to hold office until the annual meeting of shareholders in 2001. The persons named in the enclosed form of proxy will vote the proxied shares for the election of the nominees listed below, unless such vote is withheld in the proxy. If, prior to the meeting, a nominee ceases to be a candidate for election because he is unable to serve, or for good cause will not serve, the proxied shares will be voted for a substitute nominee designated by the Chairman of the Board of Directors. The Board of Directors has no reason to believe that any nominee will cease to be a candidate prior to the meeting. The affirmative vote of a majority of shares represented at the meeting in person or by proxy will be required to elect the nominee for the indicated term. The Board of Directors recommends a vote FOR election of each nominee listed below.

            Set forth below is certain information concerning the nominees for director and each director whose term of office will continue after the meeting:

                                    NOMINEES

                                                  Principal Occupation or
                           Director of the         Employment and Other
    Nominee (Age)          Company Since            Directorships Held
    -------------          ---------------  ------------------------------------

TO BE ELECTED FOR A THREE-YEAR TERM EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2001:

Melissa E. Rappaport (30)   - -             Ms. Rappaport was recently appointed
                                            Director of Sales Performance and
                                            Analysis at America West Airlines
                                            after previously serving as Manager
                                            of Financial Planning from May 1996
                                            to March 1997. Ms. Rappaport was a
                                            Senior Analyst for Fleet Planning
                                            from January through May 1996 and an
                                            Analyst, Financial Planning from
                                            August 1994 and January 1996 with
                                            Northwest Airlines Corporation. Ms.
                                            Rappaport received her M.B.A. from
                                            the University of Chicago in June
                                            1994. Ms. Rappaport is the daughter
                                            of Gary B. Rappaport, Chairman of
                                            the Board and Chief Executive
                                            Officer of the Company.

J. Stephen Schmidt (52)     - -             Mr. Schmidt has owned T.N.B.
                                            Holdings, Inc., a real estate and
                                            financial holding company for more
                                            than five years. Mr. Schmidt also
                                            serves as Chairman of Wavecrest
                                            Technologies, a high-technology
                                            electronics measurement company;
                                            Chairman, President and Chief
                                            Executive Officer
                                            of Primed International, a
                                            development stage medical device
                                            company; and is a consultant to the
                                            Board of Directors of Shufflemasters
                                            Gaming, Inc., a supplier to the
                                            gaming industry.

Stuart B. Utgaard (52)**    July 1989       President, Enterprise Investments,
                                            Inc., for more than five years.
                                            Enterprise Investments, Inc.
                                            provides internal and external
                                            corporate growth consulting
                                            services. Mr. Utgaard is also the
                                            President of Sportsman's Warehouse,
                                            a retailer of hunting, camping and
                                            fishing products, and Pacific Flyway
                                            Wholesale, a wholesaler of hunting,
                                            camping and fishing products.


                  DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 1999:

Gary B. Rappaport (61)      September 1983  Chairman of the Board and Chief
                                            Executive Officer of the Company
                                            since 1983, President from 1983
                                            until March 1996 and from December
                                            1996 to February 1998.

Anthony S. Cleberg (45)*                    Mr. Cleberg is presently Executive
                                            Vice President and Chief Financial
                                            Officer of Morrison Knudsen
                                            Corporation, an engineering,
                                            construction and operations company
                                            doing business in approximately 33
                                            countries. Mr. Cleberg was the
                                            Corporate Vice President for
                                            Business Development for Honeywell,
                                            Inc. from March 1995 to April 1997.
                                            Mr. Cleberg was the Vice President
                                            of Taxes for Honeywell's Space and
                                            Aviation Business from November 1994
                                            to February 1995 and served as the
                                            Vice President of Finance for
                                            Honeywell's Space and Aviation
                                            Business from July 1993 to November
                                            1994. Mr. Cleberg was the Group
                                            Controller of Honeywell's Industrial
                                            Automation and Control Division from
                                            June 1992 to July 1993 and was Group
                                            Controller for Honeywell's Military
                                            Avionics Systems Group from February
                                            1991 to June 1992.

TERMS EXPIRING ON THE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS IN 2000:

Morris M. Sherman (62)*     May 1988        Secretary of the Company since 1987.
                                            Mr. Sherman has been a partner in
                                            the law firm of Leonard, Street and
                                            Deinard Professional Association for
                                            more than five years.

Charles B. Langevin (52)    November 1990   Mr. Langevin was named President of
                                            Napco International Inc., a
                                            wholly-owned subsidiary of the
                                            Company, in 1996. Previously, Mr.
                                            Langevin was the Executive Vice
                                            President of Napco International
                                            Inc. for more than five years.

Richard F. McNamara (65)**  May 1994        Owner and Chief Executive Officer of
                                            Activar, Inc. for more than five
                                            years. Activar, Inc. is a
                                            mini-conglomerate consisting of
                                            seventeen companies in industrial
                                            plastics, sheet metal, the
                                            automotive after-market,
                                            construction supply, electronics and
                                            financial services. Mr. McNamara
                                            serves on the board of directors of
                                            Rimage, Inc., which designs,
                                            manufactures and sells computer
                                            diskette and digital tape
                                            duplication and finishing systems.


*  Member of the Audit Committee during 1997.
** Member of the Compensation Committee during 1997.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                           AND ITS COMMITTEES FOR 1997

            The Board of Directors met on four occasions during 1997. The Board does not have a nominating committee or any committee performing similar functions. All directors attended at least 80% of the meetings of the Board and Board Committees on which they served.

AUDIT COMMITTEE

            During 1997, the Audit Committee consisted of Morris M. Sherman and Anthony S. Cleberg, non-employee members of the Board.

            The Audit Committee provides direct communication between the Company, the independent auditors and the Board of Directors. It is intended to assure the independent auditors of the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. The Audit Committee met on one occasion during 1997.

COMPENSATION COMMITTEE; COMPENSATION COMMITTEE INTERLOCKS

            During 1997, the Compensation Committee consisted of Stuart B. Utgaard and Richard F. McNamara, non-employee members of the Board.

            The Compensation Committee sets the compensation policy for the Company, administers the Company's bonus plans, and makes recommendations to the Board of Directors. The Compensation Committee did not meet formally during 1997, but consulted with the Chairman of the Board regarding compensation decisions from time to time.

            No member of the Compensation Committee was, during the 1997 fiscal year or previously, an officer or employee of the Company, nor did any member have any relationship or transaction with the Company which is required to be reported under Item 402(j) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

            The Board of Directors has determined that all non-employee directors of the Company shall be paid an annual retainer of $4,000 each, plus
(i) the sum of $500 for attendance at any meeting of the Board of Directors or Board Committee (only a single fee to be paid in case a committee meeting should fall on the same date as a meeting of the Board) and (ii) reimbursement for out-of-pocket expenses incurred in attending any such meeting. Pursuant to the Venturian Corp. 1996 Non-Employee Director Stock Plan, each non-employee director shall be granted, on the day following each annual meeting of shareholders, the lesser of 500 shares of the Company's Common Stock or the largest number of whole shares having a fair market value on such day not greater than $5,000.

            In 1997, each of Messrs. Sherman, McNamara, Utgaard, Cleberg and Ms. Debra Rappaport were granted 500 shares of Venturian Corp. common stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            The following are the only persons known to the Company to own of record or beneficially more than five percent of any class of voting securities of the Company as of April 1, 1998:

                                                        Amount and Nature
Title of         Name and Address of                      of Beneficial          Percentage
  Class           Beneficial Owner                         Ownership              of Class
  -----           ----------------                         ---------              --------
Common         Hesperus Partners Ltd.                   42,584 (direct) (a)         5.65%
Stock          225 W. Washington St., Suite 1650
               Chicago, Illinois 60606

Common         The Charles Schwab Company               44,144 (direct) (b)         5.86%
Stock          Trustee for Venturian Group Profit
               Sharing Plan and Trust
               One Montgomery Street
               San Francisco, California 94104

Common         Gary B. Rappaport                        54,888 (direct)            23.16%
Stock          11111 Excelsior Boulevard               119,599 (indirect) (c)
               Hopkins, Minnesota 55343

Common         Oppenheimer Group, Inc.                  49,100 (indirect) (d)       6.52%
Stock          World Financial Center
               New York, New York 10281

SECURITY OWNERSHIP OF MANAGEMENT

            As of April 1, 1998, individual directors, and the directors and executive officers of the Company as a group, owned shares of the Company's common stock as indicated by the following table:

                                               Amount and Nature
Title of      Name of Beneficial                 Percentage
 Class        Beneficial Owner                    Ownership                        of Class
 -----        ----------------                    ---------                        --------
Common        Gary B. Rappaport                54,888 (direct)(c)                   23.16%
Stock                                         119,599 (indirect)(d)



                                                Amount and Nature
Title of      Name and Address of                 of Beneficial                   Percentage
 Class        Beneficial Owner                     Ownership                       of Class
 -----        ----------------                     ---------                       --------

Common        Stuart B. Utgaard                 1,000 (direct)                         *
Stock

Common        Morris M. Sherman                 1,100 (direct)                         *
Stock

Common        Charles B. Langevin              39,900 (direct)(e)                    5.08%
Stock

Common        Richard F. McNamara               1,000 (direct)                         *
Stock

Common        Don M. House, Jr.                10,000 (direct)(f)                    1.31%
Stock

Common        Anthony S. Cleberg                1,500 (direct)                         *
Stock

Common        J. Stephen Schmidt               36,700 (direct)                       4.87%
Stock

Common        Melissa E. Rappaport              8,210 (direct)                       1.09%
Stock

Common        Mary F. Jensen                   10,000 (direct)(g)                    1.31%
Stock

Common        Reinhild D. Hinze                12,027 (direct)(h)                    1.58%
Stock

Common        All directors and executive     176,325 (direct)
Stock         officers as a group (11 in      119,599 (indirect)(i)                 36.45%
              number including the above)

* Less than 1% of the outstanding shares.

(a) Voting and investment power with respect to these shares may be deemed shared with Sirius Partners L.P., the general partner of Hesperus Partners Ltd. and with Sirius Corporation, the general partner of Sirius Partners L.P., each of which has the same address as Hesperus Partners Ltd.

(b) These shares are owned by The Charles Schwab Trust Company ("Schwab") as trustee for the Venturian Group Profit Sharing/401(k) Plan. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Schwab is deemed to be a beneficial owner of such securities; however, Schwab expressly disclaims any beneficial interest in said shares.

(c) These shares are owned by trusts created under the will of Max E. Rappaport, deceased, for the benefit of his wife and two children (including Gary B. Rappaport, a trustee of said trusts), and by a trust created by Mr. Rappaport's mother for the benefit of his two daughters. Mr. Rappaport shares the voting and investment power with respect to said shares in his capacity as trustee or co-trustee of said trusts. Also includes 44,144 shares held by the Venturian Group Profit Sharing/401(k) Plan. Mr. Rappaport, by virtue of his position on the investment committee for the Plan, holds voting and dispositive power with respect to these shares.

(d) Beneficial ownership is reported on behalf of the parent and various subsidiaries of Oppenheimer Group, Inc., and for investment advisory clients or discretionary accounts of such subsidiaries. Oppenheimer Group, Inc. disclaims beneficial ownership of such shares.

(e) Includes 32,500 shares of the common stock of the Company which Mr. Langevin could acquire (but has not yet purchased) pursuant to presently exercisable options.

(f) Consists of 10,000 shares of the common stock of the Company which Mr. House could acquire (but has not yet purchased) pursuant to presently exercisable options.

(g) Includes 8,000 shares of the common stock of the Company which Ms. Jensen could acquire (but has not yet purchased) pursuant to presently exercisable options.

(h) Includes 8,000 shares of the common stock of the Company which Ms. Hinze could acquire (but has not yet purchased) pursuant to presently exercisable options.

(i)    Notes (c)-(h) are incorporated herein by this reference thereto.

                               EXECUTIVE OFFICERS

       The executive officers are elected to serve one year or until their respective successors are elected. The present executive officers are:

       Name                         Office                       Age     Officer Since
       ----                         ------                       ---     -------------
Gary B. Rappaport       Chairman of the Board and                61         1983(1)
                        Chief Executive Officer -
                        Venturian Corp. and
                        Napco International Inc.

Mary F. Jensen          Chief Financial Officer - Venturian      43         1987(1)
                        Corp. and Napco International Inc.

Charles B. Langevin     Director, President of                   52         1986(1)
                        Napco International Inc.

Reinhild D. Hinze       Treasurer, Vice President                48         1985(1)
                        Operations - Napco
                        International Inc. and
                        Assistant Secretary - Venturian
                        Corp.

Don M. House, Jr.       President and Chief Operating            45         1998(2)
                        Officer - Venturian Corp.

(1) Each of the indicated officers has been employed by the Company for more than five years.

(2) Mr. House joined the Company in December 1997. In February 1998 he was appointed President and Chief Operating Officer by the Board of Directors. Previously, Mr. House was President of Porsa System, Inc., a designer and builder of custom fixtures and displays, from July 1996 to July 1997. Mr. House also served as President of P.C. Express, Inc. from April 1995 to December 1995 and President of Apeiron, Inc., a start-up manufacturer of high precision laser measurement systems, from May 1994 to April 1995. Mr. House was President of Comtrol Corp., a manufacturer of multiport serial communications controllers from October 1989 to October 1993. Prior to October 1989, Mr. House served in various capacities at Honeywell Information Systems for more than 10 years.

EXECUTIVE COMPENSATION

       Set forth below is certain information concerning compensation paid for 1997 to the Chief Executive Officer and one executive officer. No other executive officer received total salary and bonus in excess of $100,000.

                                                       Long Term
                             Annual Compensation     Compensation
                             -------------------     ------------
     Name and                                                                           All Other
Principal Position           Year    Salary($)         Bonus($)       Options(#)     Compensation($)
------------------           ----    ---------         --------       ----------     ---------------
Gary B. Rappaport            1997     125,000               --             --           6,896(1)
Chairman of the Board        1996     125,000               --             --           8,549(1)
of Directors, President,     1995     125,000               --             --           9,200(1)
Chief Executive Officer

Charles B. Langevin          1997     108,000               --             --             756(2)
President                    1996     102,000           14,708         25,000             950(2)
Napco International Inc.     1995      92,214           42,180             --             576(2)


(1) Includes amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan ($950, $950 and $781 in 1997, 1996 and 1995, respectively), the benefit to Mr. Rappaport in connection with a split dollar insurance policy on the life of Mr. Rappaport which is funded by the Company ($5,946, $7,599 and $8,419 in 1997, 1996 and 1995, respectively). The benefits to Mr. Rappaport were computed using the "foregone interest" method, which measures the difference between the Company's current premium payment and the present value of its recovery of such premium, utilizing a discount rate of 6.65%, 6.74% and 6.28% for 1997, 1996 and 1995, respectively.

(2) Consists of amounts contributed by the Company pursuant to the matching provisions of its Profit Sharing/401(k) Plan.

       Certain expenditures made by the Company in the ordinary course of business may have provided officers and directors of the Company with incidental personal benefits not available to other employees. The aggregate amount of such other compensation with respect to any named individual did not equal or exceed the lesser of $50,000 or 10% of the compensation reported for such person.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                        PERCENT OF                                     POTENTIAL REALIZABLE
                                        TOTAL OPTIONS                                  VALUE AT ASSUMED
                NUMBER OF               GRANTED TO                                     ANNUAL RATE OF STOCK
                SECURITIES UNDERLYING   EMPLOYEES IN      EXERCISE       EXPIRATION    PRICE APPRECIATION FOR
NAME            OPTIONS GRANTED(#)      FISCAL YEAR       PRICE ($/Sh)   DATE          OPTION TERM
----            ---------------------   ---------------   ------------   ----------    ----------------------
                                                                                           5%         10%
                                                                                           --         ---
None


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

       The persons named in the Annual Compensation table did not exercise any stock options or stock appreciation rights during the last fiscal year. As of December 31, 1997, stock options which remain unexercised had the following values, based on the difference between the option exercise price and the closing price of the Company's common stock on December 31, 1997 as quoted in the National Association of Securities Dealers Automated Quotation System.

                                        Number of Unexercised        Value of Unexercised in-the-
                                        Options at Year-End           Money Options at Year-End
        Name               Options     Exercisable/Unexercisable      Exercisable/Unexercisable
        ----               -------     -------------------------     ----------------------------
Charles B. Langevin         32,500          32,500/ - -                    96,875/ - -


                          COMPENSATION COMMITTEE REPORT

       The Company's executive compensation program is designed to attract, motivate, reward and retain the management talent needed to achieve its business objectives.

       It does this by providing incentives to achieve Company objectives, by rewarding executives for exceptional financial performance by the Company, by recognizing superior individual achievement and by utilizing competitive base salaries.

       Accordingly, assessments of both individual and corporate performance influence executives' compensation levels, although the emphasis to date has been on corporate performance. This includes the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the Chief Executive Officer, are based on the same criteria.

       There are three major current components of the Company's compensation program: Base Salary, Short Term Incentive Awards and Long Term Incentive Compensation.

BASE SALARY

       A competitive base salary is vital to support the philosophy of management development and career orientation of executives and is consistent with the long-term nature of the Company's business.

       Salary levels and adjustments to salaries are a result of annual reviews of competitive positioning (how the Company's salary structure for comparable positions compares with that of other companies), business performance and general economic factors. There is no specific weighting of these factors. Executive officers receive an annual performance review and, based upon such review, may receive an adjustment in base salary. Mr. Langevin received an increase in base salary from $102,000 to $108,000 in 1997. No other executive officer received an increase in base salary in 1997.

SHORT TERM INCENTIVE AWARDS

       Short term incentive awards to executives are granted in cash pursuant to the Company's bonus plans to recognize contributions to the business.

       The bonus plans, which are adopted annually, set profitability goals for each subsidiary. Other goals, such as reducing inventory and receivables, may be set as well. The specific bonus an executive receives is primarily dependent on overall performance of the subsidiary for which such executive has responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills.

LONG TERM INCENTIVE PLANS

       The Compensation Committee believes that it is important for the Company's executive officers to focus not just on short term achievements, but on the long term financial health and development of the Company. Accordingly, the Committee may utilize awards of incentive stock options. In 1997 the Committee granted an aggregate of 31,000 incentive stock options to 2 employees, of which amount one executive officer was granted an aggregate of 30,000 options.


                                                Stuart B. Utgaard
                                              Richard F. McNamara

                    TRANSACTIONS WITH CERTAIN RELATED PARTIES

       As of December 31, 1997, loans totaling $132,143 under the Company's Loan Program for Key Executive Officers were outstanding from its executive officers, of which $70,268 was loaned to Mr. Rappaport, $40,000 was loaned to Mr. Langevin, and $21,875 was loaned to Ms. Hinze. The loans are secured by 18,595 shares of the Company's common stock, which had an aggregate market value of $185,950 on April 1, 1998.

                          SHARE INVESTMENT PERFORMANCE

       The following graph shows changes over the past five-year period in the value of $100 invested in: (1) the Company's Common Stock; (2) the NASDAQ Index; and (3) an industry group of 40 multi-industry companies, not including the Company. The industry group consists of companies which have been publicly traded at least since January 1, 1991.

       The year-end values of each investment are based on share price appreciation plus dividends paid in cash, assuming the reinvestments of dividends. The calculations exclude trading commissions and taxes.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          OF THE COMPANY, AN INDUSTRY GROUP AND THE NASDAQ MARKET INDEX

    COMPANY           1992      1993       1994      1995     1996      1997
    -------           ----      ----       ----      ----     ----      ----

Venturian Corp.        100      77.05      61.11     53.14    86.35     98.31

Industry Index         100     122.20     116.83    156.79   193.77    220.89

Broad Market           100     119.95     125.94    163.35   202.99    248.30

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       The firm of Grant Thornton LLP, independent certified public accountants, was engaged to audit the books and accounts of the Company for its fiscal year ended December 31, 1997. Grant Thornton has served as auditors of the Company and its predecessor since 1970.

       The Company expects that a representative of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make any statement he or she deems appropriate. Further, said representative will be available at the meeting to respond to appropriate questions. There will be no shareholder vote with respect to engagement of independent certified public accountants, because the Board of Directors has not yet made a decision regarding the selection of auditors for the Company's fiscal year ending December 31, 1998.

                             SOLICITATION OF PROXIES

       The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and regular employees of the Company by telephone or telegraph.

       Proxies in the form enclosed are solicited by the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the meeting.

       The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of its common stock.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

       Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, certain employees and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with all
Section 16(a) forms they file.

       To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during fiscal 1997 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were satisfied during fiscal 1997.

                              SHAREHOLDER PROPOSALS

       Any shareholder desiring that the Company include a specific proposal in its Proxy Statement for its next annual meeting of shareholders must submit the same to the Company, in writing, no later than December 8, 1998.

                                  MISCELLANEOUS

       Management is not aware that any other matter will be presented for action at the meeting. If, however, other matters do properly come before the meeting, it is the intention of the persons designated as proxies to vote the proxied shares in accordance with their best judgment.

       The Company's annual report for the year 1997 has been mailed with this Proxy Statement.

       It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting in person are urged to sign, date and mail the proxy by return mail.

       By order of the Board of Directors.



                                                   Morris M. Sherman
                                                   Secretary

                                                   April 7, 1998

[LOGO] VENTURIAN CORP

PROXY

VENTURIAN CORP
11111 EXCELSIOR BOULEVARD
HOPKINS, MINNESOTA 55343

-------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 1998

The undersigned hereby appoints Morris M. Sherman and Don M. House, Jr., or either of them, the attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of VENTURIAN CORP. (the "Company"), to be held at the headquarters office of the Company, 11111 Excelsior Boulevard, Hopkins, Minnesota 55343, on Wednesday May 6, 1998 at 10:00 a.m., local time, and any adjournment thereof, and thereat to vote the undersigned's shares of stock in the Company as follows and in their discretion upon any other business that may properly come before the meeting.

1. Election of three directors for a three-year term expiring on the date of the annual meeting in 2001 as set forth below and until their successors are elected.

          [ ] FOR all the nominees listed below   [ ] WITHHOLD AUTHORITY for all
                                                       nominees

        MELISSA E. RAPPAPORT,   J. STEPHEN SCHMIDT,   STUART B. UTGAARD

     To withhold authority for any individual nominee(s), write name(s) below.

     ---------------------------------------------------------------------------

         (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                         (CONTINUED FROM THE OTHER SIDE)

This proxy when properly executed will be voted in the manner specified herein by the undersigned stockholder. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                        Please sign exactly as name appears at
                                        left. When the shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        Dated: ___________________________, 1998


                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.